Financial Assets at Amortized Cost - Schedule of Income from Financial Assets at Amortized Cost (Detail) - 12 months ended Dec. 31, 2018 $ in Thousands, $ in Thousands	TWD ($)	USD ($)	USD ($)
Financial Instruments At Amortised Cost Category[abstract]
Time deposits	$ 169,168		$ 5,526
Time deposits	30,715		1,003
Restricted bank deposits	68,388		2,234
Non-current financial assets at amortized cost	99,103		$ 3,237
Interest income	$ 920	$ 30